UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2011

Next 1 Interactive, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52669	26-3509845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

2690 Weston Road, Suite 200 Weston, FL 33331
(Address of Principal Executive Offices)

(954) 888-9779
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 8, 2011, Next 1 Interactive, Inc. (the “Company”) held a webcast teleconference for the Company’s shareholders.   A transcript of the webcast teleconference is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

99.1 Transcript of August 8, 2011 webcast teleconference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT 1 INTERACTIVE, INC.

Date: August 9, 2011	By:	/s/ William Kerby
William Kerby
Chief Executive Officer